UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2009

IDT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On June 8, 2009, IDT Corporation (the “Registrant”) posted an earnings release to the investor relations page of its website (www.idt.net) announcing its results of operations for its fiscal quarter ended April 30, 2009. A copy of the earnings release concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC unless otherwise expressly stated in such filing. In addition, this Report and the earnings release contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the earnings release.

Non-GAAP Financial Measures

The Registrant’s earnings release includes financial information prepared in conformity with generally accepted accounting principles in the United States of America (“GAAP”), as well as Adjusted EBITDA, which is a non-GAAP measure that contains certain adjustments to net loss or (loss) income from operations to eliminate the impact of certain items that management believes do not truly reflect the Registrant’s performance.  The earnings release furnished herewith reconciles Adjusted EBITDA to net loss on a Registrant consolidated basis, and to (loss) income from operations in accordance with GAAP.

Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Registrant’s measure of Adjusted EBITDA consists of gross profit less selling, general and administrative expense, research and development expense and bad debt expense.  Another way of calculating Adjusted EBITDA is to start with loss from operations and add (1) depreciation and amortization, (2) restructuring charges, and (3) impairments, and deduct (1) the gain on  the sale of an interest in AMSO, LLC in the third quarter of fiscal 2009 and (2) the arbitration award income in the first quarter of fiscal 2008.  These additions and deductions are non-cash and/or non-recurring items in the relevant fiscal 2009 and fiscal 2008 periods.

Management believes that the Registrant’s Adjusted EBITDA measure provides useful information to both management and investors by excluding certain expenses and non-recurring gains or losses that may not be indicative of the Registrant’s or the relevant segment’s core operating results.  Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making.  In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to the Registrant’s competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. Adjusted EBITDA may also be an indicator of the strength and performance of the Registrant’s and the segment’s ongoing business operations, including the ability to fund capital expenditures, and meet working capital needs from current operations (as opposed to cash resources), and to incur and service debt. In addition, the Registrant has historically reported similar financial measures and believes such measures are commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting at this time.

Management refers to Adjusted EBITDA, as well as the GAAP measures gross profit, loss from operations and net loss, on a segment and/or Registrant consolidated level to facilitate internal and external comparisons to the segments’ and the Registrant's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or constructed in prior periods. While the Registrant’s business may be capital intensive, the Registrant has significantly reduced its capital expenditures to date and going forward intends to continue to reduce its levels of capital expenditures. Accordingly, the Registrant’s telecommunications network is less costly than in the past, therefore exclusion of depreciation and amortization charges from the Registrant’s operating results is a useful indicator of its current performance.

The restructuring and impairment charges are also excluded in the calculation of Adjusted EBITDA.  Restructuring charges are substantially non-recurring and are reflective of decisions made by management in each period regarding the aspects of the Registrant’s and its segments’ businesses to be focused on in light of changing market realities and other factors. Management believes the restructuring charges will decline in the future. Impairments are primarily dictated by events and circumstances outside the control of management that trigger an impairment analysis. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of the Registrant’s core and continuing operations.

Finally, the gain on the sale of an interest in AMSO, LLC in the first quarter of fiscal 2009 and arbitration award income in the first quarter of fiscal 2008, which are components of loss from operations, are excluded from the calculation of Adjusted EBITDA.  Although the Registrant sells or disposes of businesses and sells interests in businesses from time-to-time and has a number of matters under litigation, such sales, disposals and/or legal awards or settlements do not occur each quarter nor are they part of the Registrant’s or the relevant segment’s core operating results.

The other calculation of the Registrant’s Adjusted EBITDA consists of gross profit less selling, general and administrative expense, research and development expense and bad debt expense.  As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments.  This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, gross profit, loss from operations, cash flow from operating activities, net loss or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, the Registrant’s measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Item 7.01.	Regulation FD

The information contained in Item 2.02 of this Report is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Document
99.1	Earnings Release, dated June 8, 2009, reporting the results of operations for IDT Corporation’s fiscal quarter ended April 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ James A. Courter
Name:	James A. Courter
Title:	Chief Executive Officer

Dated: June 8, 2009

EXHIBIT INDEX

Exhibit No.	Document
99.1	Earnings Release, dated June 8, 2009, reporting the results of operations for IDT Corporation’s fiscal quarter ended April 30, 2009.